Short term investments - available for sale	12 Months Ended
Dec. 31, 2016
Short term investments - available for sale
3. Short term investments - available for sale

	December 31,	December 31,
	2016	2015
	(in thousands)

At start of year	$85,990	$97,100
Purchases	22,030	14,194
Sales and maturities	(40,858)	(25,708)
Interest on short term investments	823	571
Realized gain/(loss) on sale of short term investments	50	(113)
Unrealized capital gain/(loss) – investments	11	(54)
At end of year	$68,046	$85,990

The Company classifies its short term investments as available for sale. Short term investments comprise highly liquid investments with maturities of greater than three months and minimum "A-" rated fixed and floating rate securities. Short term investments at December 31, 2016 have an average maturity of 1.37 years compared to 1.35 years at December 31, 2015. The investments are reported at fair value with unrealized gains or losses reported in a separate component of shareholders' equity. Any differences between the cost and fair value of investments are represented by accrued interest and unrealized gains/losses. The fair value of short term investments are represented by level 1 fair value measurements – quoted prices in active markets for identical assets.

The following table represents our available for sale short term investments by major security type as of December 31, 2016:

				Maturity by period
	Cost Total	Unrealized gains / (losses)	Fair Value Total	Less than 1 year	1 to 5 years
	(U.S.$ in millions)
US government debt securities	13.98	(0.04)	13.94	3.00	10.94
Corporate securities	52.98	0.02	53.00	25.08	27.92
Term deposits	1.11	-	1.11	1.11	-

Total (U.S.$ in millions)	$68.07	$(0.02)	$68.05	$29.19	$38.86

The company recognizes the unrealized losses in fair value in equity as these unrealized losses on short term investments have been considered as temporary.